                                                                       EXHIBIT A


                     AGREEMENT REGARDING THE JOINT FILING OF
                                  SCHEDULE 13G

                              ---------------------


The undersigned hereby agree as follows:

                  (i) Each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

                  (ii) Each of them is responsible for the timely filing of such
Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date: OCTOBER 8, 1998


                                     KRG CAPITAL PARTNERS, LLC
                                              (FOR ITSELF AND FOR THE MEMBERS
                                              PURSUANT TO POWER OF ATTORNEY)



                                     By: /s/ Bruce Rogers
                                        -----------------------------------
                                              Bruce Rogers
                                              Managing Director

                                   SCHEDULE A




                                                                                                            BALANCE
SH TAX ID NUMBER                       NAME                                                                   HELD
-------------------------------------  -------------------------------------------------------------  ------------------
###-##-####                            Brenda K. King                                                            71,346
###-##-####                            Mark M. King                                                             209,517
###-##-####                            MBK Children's Trust                                                      24,360
###-##-####/###-##-####                Bruce L. Rogers and Sally K. Rogers, Ten in Common                       225,303
###-##-####                            Andrew J. Gwirtsman                                                       13,230
84-1363522                             Capital Resources Growth, Inc.                                           208,800
###-##-####/###-##-####                Charles R. Gwirtsman and Nancy J. Reichman                                93,707
###-##-####                            Daniel L. Gwirtsman                                                       13,230
###-##-####                            Lee W. Dines                                                              72,968
###-##-####                            Nancy J. Reichman                                                         45,901
###-##-####                            Rogers Family Trust                                                       26,100
###-##-####                            Sally K. Rogers Trust                                                     43,500
                                                                                                      -----------------

                                                TOTAL                                                         1,047,967